UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2017

CEB Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-34849	52-2056410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209
(Address Of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (571) 303-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, on April 29, 2016, CEB Inc. (the “Company”) completed the acquisition of 100% of the outstanding capital stock of CXO Acquisition Co. and Sports Leadership Acquisition Co. (collectively referred to as “Evanta”) from CXO Acquisition Holdings, LLC. The Company is filing this Current Report on Form 8-K to file (i) the condensed consolidated financial statements of CXO Acquisition Holdings, LLC and subsidiaries as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015, and (ii) unaudited pro forma condensed combined financial information for the year ended December 31, 2016 which gives effect to the acquisition of Evanta as if it had occurred on January 1, 2015.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following information is filed as exhibits hereto:

•	Condensed consolidated financial statements of CXO Acquisition Holdings, LLC and subsidiaries as of March 31, 2016 and December 31, 2015 for the three months ended March 31, 2016 and 2015 are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information

•	Unaudited pro forma condensed combined financial information for the year ended December 31, 2016 is attached hereto as Exhibit 99.2.

(d) Exhibits

99.1	CXO Acquisition Holdings, LLC and subsidiaries as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015.

99.2	CEB Inc. unaudited pro forma condensed combined financial information for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEB Inc.
(Registrant)

Date: March 2, 2017	By:	/s/ Richard S. Lindahl

Richard S. Lindahl
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	CXO Acquisition Holdings, LLC and subsidiaries as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015.

99.2	CEB Inc. unaudited pro forma condensed combined financial information for the year ended December 31, 2016.